UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

OCTOBER 3, 2014

Date of Report (Date of earliest event reported)

LIVING 3D HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-53643

NEVADA (State or other jurisdiction of incorporation)	87-0451230 (I.R.S. Employer Identification No.)

109 LAFAYETTE STREET, SUITE 802, NEW YORK, NEW YORK (Address of principal executive offices)	10013 (Zip Code)

Registrant’s telephone number, including area code: (212) 925-4759

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY AGREEMENTS OF CERTAIN OFFICERS

(b)  Pursuant to Section 20(b) of the Bylaws of Living 3D Holdings, Inc. (the “Company”), at a duly noticed and lawfully convened Special Meeting of the Board of Directors of the Company on October 3, 2014, the Board of Directors affirmatively and unanimously voted as follows:

1.	Chang Li was removed as a director of the Company pursuant to the provisions of Section 20(b) of the Bylaws of the Company; and

2.	Chang Li was removed as the Chief Technology Officer of the Company pursuant to the provisions of Section 20(b) of the Bylaws of the Company.

Chang Li was provided notice of this Special Meeting of the Board of Directors of the Company but did not attend it, nor has he since communicated with the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: October 7, 2014	Living 3D Holdings, Inc. Registrant /s/ JIMMY KENT-LAM WONG BY: Jimmy Kent-Lam Wong, Chairman of the Board of Directors